UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2005

                             M & F Worldwide Corp.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      001-13780                02-0423416
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                  35 East 62nd Street
                  New York, New York                    10021
                 (Address of principal                (Zip Code)
                   executive office)


Registrant's telephone number, including area code:         (212) 572-8600

                                 Not Applicable
                  --------------------------------------------
          Former name or former address, if changed since last report
                        -------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

         On June 6, 2005, pursuant to Article ELEVENTH of the Company's certificate of incorporation, the Board of Directors of the Company fixed June 6, 2005 as the expiration date for the transfer restrictions contained in Article ELEVENTH.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       M & F WORLDWIDE CORP.

Date: June 6, 2005                     By: /s/ Barry F. Schwartz
                                           ------------------------------------
                                           Name:  Barry F. Schwartz, Esq.
                                           Title: Executive Vice President and
                                                  General Counsel